UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 31, 2003
                                                --------------------------------

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2003, relating to the GSAMP Trust 2003-SEA2, Mortgage Pass-Through Certificates, Series 2003-SEA2)

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             (Exact name of registrant as specified in its charter)


          Delaware                 333-100818-19                 13-6357101
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Trust Agreement (as defined below) for GSAMP Trust 2003-SEA2, Mortgage Pass-Through Certificates, Series 2003-SEA2. On October 31, 2003, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of October 1, 2003 (the "Trust Agreement"), between the Company, as depositor and JPMorgan Chase Bank, as trustee (the "Trustee"), of GSAMP Trust 2003-SEA2, Mortgage Pass-Through Certificates, Series 2003-SEA2 (the "Certificates"), issued in six classes. The Class A-1, Class M-1 and Class B-1 Certificates, with an aggregate scheduled principal balance as of October 1, 2003 of $117,601,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 29, 2003, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4         Trust Agreement dated as of
                  October 1, 2003 between GS
                  Mortgage Securities Corp., as depositor
                  and JPMorgan Chase Bank, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November  17, 2003                  GS MORTGAGE SECURITIES CORP.



                                          By:    /s/ Samuel Ramos
                                              ---------------------------------
                                              Name:  Samuel Ramos
                                              Title: Secretary

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Trust Agreement dated as of Ocober 1,      6
                                2003 between GS Mortgage Securities
                                Corp., as depositor and JPMorgan Chase
                                Bank, as trustee.